ETF Opportunities Trust

REX AI Equity Premium Income ETF (NASD: AIPI)
(the “Fund”)
Supplement dated January 22, 2026
to the Prospectus,
dated September 30, 2025, as supplemented from time to time
Effective immediately, the following information is added after the third paragraph under the section “PRINCIPAL INVESTMENT STRATEGIES – About the Fund’s Strategy” of the Fund’s summary section of its Prospectus:
The Fund may invest in other exchange-traded funds for cash management purposes. Such exchange-traded funds may include The Laddered T-Bill ETF, which the Board of Trustees of the Fund has determined to be within the same group of investment companies as the Fund.
This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 844-802-4004.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE